UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 27, 2005
                        (Date of earliest event reported)


                               The Eastern Company
             (Exact name of Registrant as specified in its charter)


       Connecticut                       0-599                   06-0330020
       -----------                       -----                   ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     incorporation)                                          Identification No.)


112 Bridge Street, Naugatuck, Connecticut                    06770
-----------------------------------------                    -----
 (Address of principal executive offices)                 (Zip Code)


                                 (203) 729-2255
                                 --------------
                         (Registrant's telephone number,
                              including area code)

Section 2 - Financial Information


         ITEM 2.02 - Results of Operations and Financial Condition

                  Press Release dated July 27, 2005 announcing the second quarter earnings for 2005 is attached hereto.


Section 7 - Regulation FD.

         ITEM 7.01 - Regulation FD Disclosure

                  On July 27, 2005, The Eastern Company released the second quarter of 2005 quarterly earnings. A copy of the Press Release dated July 27, 2005 announcing the second quarter earnings for 2005 is attached hereto.


Section 9 - Financial Statements and Exhibits

         ITEM 9.01 - (c) Exhibits

                  (99) Press Release dated July 27, 2005 announcing the
                       second quarter earnings for 2005.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        The Eastern Company


Date:  July 27, 2005                    By:  /s/John L. Sullivan III
       --------------                   ----------------------------
                                        John L. Sullivan III
                                        Vice President, Secretary & Treasurer